SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 4, 2003


                         AVIATION GENERAL, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                  0-24795                        73-1547645
(State  of  Incorporation)   (Commission File No.)              (IRS Employer
                                                             Identification No.)


                              7200 NW 63rd Street
                            Bethany, Oklahoma 73008
          (Address of principal executive offices, including zip code)



                                 (405) 495-8080
              (Registrant's telephone number, including area code)











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Item  4.  Changes  in  Registrant's  Certifying  Accountant.

         On November 4, 2003, Aviation General, Incorporated appointed Murrell, Hall, McIntosh & Co., PLLP of Oklahoma City, Oklahoma as its new principal accountant to audit its consolidated financial statements. Aviation General, Incorporated has not consulted with Murrell, Hall, McIntosh & Co., PLLP on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Aviation's financial statements, or the subject matter of a disagreement on reportable events with the former auditor (as described in Regulation 5-K Item 304(a) (2)).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AVIATION  GENERAL,  INCORPORATED


                                    /s/  WIRT  D.  WALKER,  III
                                    ------------------------------------
                                    Name:  Wirt  D.  Walker,  III
                                    Title:  Chairman and Chief Executive Officer



Dated:  March  10,  2004